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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 28, 2004
                                                --------------------------------


                               Ault Incorporated
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             (Exact name of registrant as specified in its charter)



        Minnesota                     0-12611                    41-0842932
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


7105 Northland Terrace Minneapolis MN                              55428
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (763) 592-1900
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a
           Provision of the Code of Ethics

On September 28, the Company's Board of Directors amended and restated the Company's Code of Ethics, including renaming the code as the Company's Code of Ethics and Business Conduct. A copy of the Company's current Code of Ethics and Business Conduct is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Ault Incorporated Code of Ethics and Business Conduct, as amended and restated effective September 28, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                         AULT INCORPORATED

                                                         By: /s/ Donald L. Henry
                                                         -----------------------
                                                         Donald L. Henry
                                                         Chief Financial Officer

Dated: September 28, 2004